As filed with the Securities and Exchange Commission on December 3, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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ROYCE GLOBAL VALUE TRUST, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Vote NOW to Protect the Value of Your Investment in Royce Global Value Trust The Royce Global Value Trust, Inc. (the “Fund”) Special Meeting of Stockholders (the “Meeting”) is now scheduled to be held on December 17, 2020. It is important that you vote NOW to approve the new investment advisory agreement1 and protect the value of your investment in the Fund. Approval of the agreement ensures the Fund can continue to operate and execute its differentiated investment strategy. e Leading Independent Proxy Advisory Firms Agree – Stockholders Should Vote “FOR” the New Investment Advisory Agreement with Royce on the WHITE Proxy Card The Fund’s record of outperformance and the benefits of the new agreement have been recognized by the two leading independent proxy advisory firms, Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co. (“Glass Lewis”). ISS and Glass Lewis both recently published reports recommending that stockholders vote “FOR” the new agreement. Approval of the Agreement is Necessary to Complete the Tender Offer2 As previously announced, the Fund has initiated a conditional cash tender offer to purchase up to 40% of the outstanding shares at a price equal to 100% of the Fund’s net asset value.3 The completion of the tender offer is contingent on stockholders’ approval of the new investment advisory agreement. Based on the current tallies, which are subject to change, the Fund is close to obtaining the necessary votes to approve the new investment advisory agreement. As of December 1, 2020, more than 64% of the votes received and more than 44% of the Fund’s outstanding shares have voted FOR the new investment advisory agreement.4 Remember, if stockholders do not approve the agreement, the Fund may be forced to seek approval to liquidate. Liquidation could result in a meaningful loss of value for stockholders, particularly during this period of significant market volatility, as well as negative tax consequences. Vote Today!

Your Vote is Important, No Matter How Many or How Few Shares You Own You can vote by internet, telephone or by signing and dating the WHITE proxy card and mailing it in the envelope provided. If you have any questions about how to vote your shares or the tender offer or need additional assistance, please contact: Innisfree M&A Stockholders Call Toll Free: (877) 825-8906 Incorporated Banks and Brokers Call: (212) 750-5833 REMEMBER We urge you not to vote using any other colored proxy card as doing so will revoke your vote on the WHITE proxy card. 1 Due to the “change of control” that resulted from the combination of Legg Mason Inc. and Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, that caused the Fund’s previous investment advisory agreement to terminate in accordance with its terms as required by applicable law. 2 Additional terms and conditions of the tender offer will be set forth in filings to be made with the Securities and Exchange Commission, the Fund’s tender offering materials sent to stockholders, and additional press releases, as applicable. If the number of Shares (as defined below) tendered in the tender offer exceeds the maximum number of Shares that is subject to the tender offer, the Fund will purchase Shares from tendering stockholders on a pro rata basis (disregarding fractional shares). No assurance can be given that the Fund will purchase all or any of a stockholder’s tendered Shares in the tender offer or that such Share repurchases would reduce or eliminate any discount of the Fund’s market price per Share to the Fund’s net asset value per Share. 3 The Fund has commenced the conditional tender offer to purchase up to 40% of the Fund’s outstanding shares of common stock (the “Shares”) at a price per Share equal to 100% of the Fund’s net asset value per Share as of the close of regular trading on the New York Stock Exchange on the trading day immediately following the expiration date for the tender offer 4 This tabulation is based solely on the proxy cards received by the Fund’s proxy solicitor. This tabulation is preliminary and does not reflect the final results of the Meeting. At any point at or prior to the Meeting, stockholders can change their vote and revoke their proxy or vote. The final results of the proxy solicitation will not be known until the Meeting is held. Stockholder approval of the Fund’s new investment advisory agreement requires the affrmative vote of the lesser of: (i) 67% or more of the Fund’s shares present at the Meeting if the holders of more than 50% of the Fund’s shares are present, in person or by proxy, at such Meeting or (ii) more than 50% of the Fund’s outstanding shares. Forward-looking Statement This letter is not an offer to purchase nor a solicitation of an offer to sell shares of the Fund. This letter may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can sometimes be identified by the use of words such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, although not all forward-looking statements include these words. Such forward-looking statements are based on the current plans and expectations of the Fund, and are subject to risks and uncertainties that could cause actual results, performance and events to differ materially from those described in the forward-looking statements. Additionally, past performance is no guarantee of future results. Additional information concerning such risks and uncertainties are or will be contained in the Fund’s filings with the U.S. Securities and Exchange Commission, including the Fund’s Annual Report to Stockholders on Form N-CSR, for the year ended December 31, 2019, the Fund’s Semi-Annual Report on Form N-CSRS, for the six months ended June 30, 2020, and subsequent filings with the Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. The Fund undertakes no responsibility to update publicly or revise any forward-looking statement.